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                                 Exhibit 10.6
                          Incentive Stock Option Plan
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                           NATIONWIDE ELECTRIC, INC.
                          INCENTIVE STOCK OPTION PLAN
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          NATIONWIDE ELECTRIC, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby formulates and adopts, having been approved by the holders of a majority of the issued and outstanding shares of common stock of the Company ("NEI Common Stock") voting by unanimous consent, an incentive stock option plan for key employees of the Company and its subsidiaries as follows:

1. Purpose of Plan. The purpose of this Incentive Stock Option Plan (the "Plan") is to encourage the key employees of the Company and its subsidiaries to participate in the ownership of the Company, and to provide additional incentive for such employees to promote the success of its business through sharing in the future growth of such business.

2. Effectiveness of Plan. The provisions of this Plan shall become effective on the date the Plan is adopted by the Board of Directors of the Company (the "Board of Directors").

3. Administration. This Plan shall be administered by a compensation committee ("Compensation Committee") which shall be selected by the Board of Directors and which shall be composed of not less than two nor more than five members of the Board of Directors who are non-employee directors within the meaning of Securities and Exchange Commission Rule 16b-3. The Compensation Committee shall have full power and authority to construe, interpret and administer the Plan, and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. Subject to the terms, provisions and conditions of the Plan, the Compensation Committee shall have exclusive authority (i) to select key employees to whom options shall be granted, (ii) to determine the number of shares subject to each option, (iii) to determine the time or times when options will be granted, (iv) to determine the option price of the shares subject to each option, (v) to determine the time when each option may be exercised, (vi) to fix such other provisions of each option agreement as the Compensation Committee may deem necessary or desirable, consistent with the terms of this Plan, and (vii) to determine all other questions relating to the administration of this Plan. The interpretation and construction of this Plan by the Compensation Committee shall be final, conclusive and binding upon all persons.
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4.   Eligibility.

     (a) Key employees--Options to purchase shares of NEI Common Stock shall be granted under this Plan only to key employees of the Company or of any of its subsidiary corporations, as the term "subsidiary corporations" is defined in
Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). Key employees to whom options may be granted under this Plan will be those employees selected by the Compensation Committee from time to time who, in the sole discretion of the Compensation Committee, have made material contributions in the past, or who are expected to make material contributions in the future, to the successful performance of the Company. However, in no event shall an employee who owns more than 5 percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiary corporations be eligible to receive an option under this Plan.

5. Shares Subject to the Plan. Options granted under this Plan shall be granted solely with respect to shares of NEI Common Stock. Subject to any adjustments made pursuant to the provisions of Section 13, the aggregate number of shares of NEI Common Stock which may be issued upon exercise of the options which will be granted under this Plan shall not exceed 500,000.

     If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of this Plan.

     The shares to be delivered upon exercise of the options granted under this Plan shall be made available, at the discretion of the Board of Directors, from either the authorized but unissued shares of NEI Common Stock or any treasury shares of NEI Common Stock held by the Company.

6. Option Agreement. Each option granted under this Plan shall be evidenced by an incentive stock option agreement, which shall be signed by an officer of the Company and by the employee to whom the option is granted (the "optionee"). The terms of such incentive stock option agreement shall be in accordance with the provisions of this Plan, but it may include such other provisions as may be approved by the Compensation Committee. The granting of an option under this Plan shall be deemed to occur on the date on which the incentive stock option agreement evidencing such option is executed by the Company and the optionee. Each incentive stock option agreement shall constitute a binding contract between the Company and the optionee, and every optionee, upon the execution of an incentive stock option agreement, shall be bound by the terms and restrictions of this Plan and such incentive stock option agreement.

7. Option Price. The price at which shares of NEI Common Stock may be purchased under an option granted pursuant to this Plan shall be determined by the Compensation Committee, but

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in no event shall the price be less than the greater of (a) the par value thereof, or (b) 100 percent of the fair market value of such shares on the date that the option is granted. The fair market value of shares of NEI Common Stock for purposes of this Plan shall be determined by using the closing price on the New York Stock Exchange or other exchange on the latest date prior to option grant. In the absence of finding such a closing price, the fair market value shall be determined by the Compensation Committee, in its sole discretion, and the Compensation Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such stock from time to time, and may rely on such independent advice with respect to such fair market value as the Compensation Committee shall deem appropriate.

8.   Period and Exercise of Option.

     (a) Period--Subject to the provisions of Sections 10 and 11 hereof with respect to the death or termination of employment of an optionee, the period during which each option granted under this Plan may be exercised shall be fixed by the Compensation Committee at the time such option is granted, provided that such period shall expire no later than seven years from the date on which the option is granted. In the event the Company shall not be the surviving corporation in any merger, consolidation or reorganization, or in the event of acquisition by another corporation of all or substantially all of the assets or common stock of the Company, every option outstanding hereunder may be assumed (with appropriate changes) by the surviving, continuing, successor or purchasing corporation, as the case may be, subject to any applicable provisions of the Code or replaced with new options of comparable value (in accordance with Section 424(a) of the Code). In the event (i) that such surviving, continuing, successor or purchasing corporation, as the case may be, does not assume or replace the outstanding options hereunder, or (ii) of liquidation or dissolution of the Company, the Compensation Committee may provide that each optionee shall have the right, within a period commencing not more than 30 days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition by another corporation of all or substantially all of the assets or common stock of the Company or the liquidation or dissolution of the Company, to exercise the optionee's outstanding options to the extent of all or any part of the aggregate number of shares subject to such option(s). The Compensation Committee may provide in any option granted under this Plan that the time at which such options may be exercised by the optionee shall be accelerated to the date in which a "Change of Control" (as defined below) takes place. For purposes of this paragraph (a), "Change of Control" shall mean a change in control of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A (as in effect on the date hereof) promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof (the "Exchange Act"); provided, however, that, without limitation, such a change of control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act; other than any underwriter or member of an underwriting syndicate or group with respect to a public offering of securities of the Company registered under the Securities Act of 1933, the Company or any "person" who on the date hereof is a director or officer of the Company or whose shares of NEI Common Stock are treated as "beneficially owned" (as defined in Rule 13d-3 under the Exchange Act, as in effect on the date hereof) by any such director or

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officer) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities, (ii) less than a majority of the members of the Board of Directors of the Company are persons who were either nominated for election by the Board of Directors or selected by the Board of Directors of the Company, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities (as defined below) of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets. As used in this paragraph (a), "Voting Securities" shall mean any securities of the Company which vote generally in the election of directors.

     (b) Exercise--Any option granted under this Plan may be exercised by the optionee (or by the purchaser acting under Section 11 below) only by (i) delivering to the Company written notice of the number of shares with respect to which the optionee is exercising his or her option right, (ii) paying in full the option price of the purchased shares, and (iii) if the shares to be purchased have not been registered under the applicable securities laws and if necessary, in the opinion of counsel for the Company to secure an exemption from such registration, furnishing to the Company such representation or agreement in writing signed by the optionee (or purchaser) as shall be necessary in the opinion of such counsel to secure such exemption. Subject to the limitations of this Plan and the terms and conditions of the respective incentive stock option agreement, each option granted under this Plan shall be exercisable in whole or in part at such time or times as the Compensation Committee may specify in such incentive stock option agreement.

     (c) Payment for shares--Payment for shares of NEI Common Stock purchased pursuant to an option granted under this Plan may be made either in cash or in other shares of NEI Common Stock. If NEI Common Stock is used for payment, the value of such Common Stock shall be the fair market value of such shares on the latest date prior to payment. The fair market value of such shares shall be determined in the manner set forth in Section 7 of this Plan.

     (d) Delivery of certificates--As soon as practicable after receipt by the Company of the notice and representation described in subsection (b), and payment in full of the option price for all of the shares being purchased pursuant to an option granted under this Plan, a certificate or certificates representing such shares of stock shall be registered in the name of the optionee and shall be delivered to the optionee. No certificate for fractional shares of stock shall be issued by the Company, but in lieu thereof the Company shall distribute at such time to the optionee who otherwise would have been entitled to receive a fractional share an amount in cash equal to the value of such fractional share determined by multiplying the fraction either by (i) the average of

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the high and low bid prices of NEI Common Stock on the date on which the Company receives the notice and representation described in subsection (b), if NEI
Common Stock is then listed on the New York Stock Exchange or (ii) the fair value of NEI Common Stock on the date on which the Company receives the notice and representation described in subsection (b), if NEI Common Stock is not then so listed. Neither any optionee, nor the legal representative, legatee or distributee of any optionee, shall be deemed to be a holder of any shares of stock subject to an option granted under this Plan unless and until the certificate or certificates for such shares have been issued. All stock certificates issued upon the exercise of any options granted pursuant to this Plan may bear such legend as the Compensation Committee shall deem appropriate regarding restrictions upon the transfer or sale of the shares evidenced thereby.

     (e) Limitations on exercise--Except as provided in Sections 10 and 11 hereof, no option granted under this Plan shall be exercised unless the optionee is at the time of such exercise employed by the Company or one of its subsidiary corporations and shall have been so employed by the Company or one of its subsidiary corporations at all times since the date on which such option was granted.

9. Limitation on Options Granted to Individual Employees. The aggregate fair market value (determined at the time the options are granted) of stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year under this Plan (and under any other plan or plans of such individual's employer corporation and any parent or subsidiary corporation or corporations) shall not exceed $100,000. The limitation provided by the preceding sentence shall be applied by taking options into account in the order in which they are granted.

10. Termination of Employment. If an optionee shall cease to be employed by the Company or any of its subsidiary corporations for any reason other than death, any option or unexercised portion thereof granted to him or her under this Plan which is otherwise exercisable shall terminate unless it is exercised within thirty days of the date on which such optionee ceases to be so employed, and in any event no later than the expiration date of such option as specified in the respective incentive stock option agreement. Nothing in this Plan or in any incentive stock option agreement shall be construed as an obligation on the part of the Company or any of its subsidiary corporations to continue the employment of any employee.

11. Death of Optionee. In the event of the death of an optionee while he or she is an employee of the Company or any of its subsidiary corporations (or within ninety days of the date on which such optionee ceases to be so employed) any option or unexercised portion thereof granted to him or her under this Plan which is otherwise exercisable may be exercised by the person or persons to whom such optionee's rights under the option pass by operation of the optionee's will or the laws of descent and distribution, at any time within a period of ninety days following the death of the optionee (but in no event later than the expiration date of the option as specified in the respective incentive stock option agreement).

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12.  Nontransferability of Options. No option granted under this Plan shall be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee may be exercised only by the optionee.

13. Adjustments upon Changes in Capitalization. In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, the number of shares of NEI Common Stock subject to this Plan and the number of such shares subject to each option granted hereunder shall be correspondingly adjusted by the Compensation Committee. The option price for which shares of NEI Common Stock may be purchased pursuant to an option granted under this Plan shall also be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

14. Amendment and Termination of Plan. No option shall be granted pursuant to this Plan after June 15, 2008, on which date this Plan will expire except as to options then outstanding under the Plan, which options shall remain in effect until they have been exercised or have expired. The Board of Directors may at any time before such date amend, modify or terminate the Plan; provided, however, that the Board of Directors may not, without further approval by the holders of a majority of the issued and outstanding shares of NEI Common Stock voting in person or by proxy at a duly constituted meeting of the stockholders of the Company, (i) increase the maximum number of shares of NEI Common Stock as to which options may be granted pursuant to this Plan, (ii) change the class of employees eligible to be granted options pursuant to the Plan, (iii) extend the period under this Plan during which options may be granted or exercised, or (iv) change the provisions of Section 7 hereof with respect to the determination of the option price, other than to change the manner of determining the fair market value of shares of NEI Common Stock to conform with any then applicable provisions of the Internal Revenue Code or the regulations issued thereunder. No amendment, modification or termination of this Plan may adversely affect the rights of any optionee under any then outstanding option granted hereunder without the consent of such optionee.

15. Governing Law. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

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